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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) NOVEMBER 21, 2000

                                NRG ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                000-25569                     41-1724239
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        (Commission File Number)    (IRS Employer Identification No.)

             901 MARQUETTE AVENUE, SUITE 2300 MINNEAPOLIS, MN 55402
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               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 612-373-5300

                                      NONE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

On November 21, 2000, NRG Energy, Inc., announced that its pending acquisition, in conjunction with Dynegy Inc., of 1,330 MW of power generation facilities from Sierra Pacific Resources will be accretive to earnings upon closing. The Company believes that the impact of the acquisition increases its 2001 expected earnings estimate of $1.20 per share to between $1.27 and $1.29 per share. The Company expects the acquisition to close during the second quarter of 2001. Although the Company's 2001 earnings forecast depends to a limited extent on earnings contributions from unannounced acquisitions, Management's expectations for 2001 earnings have increased, due in part to the Company's recent success in signing agreements to acquire LS Power's portfolio of operating projects and projects in development and Sierra Pacific Resource's Clark and Reid Gardner generating stations.


FORWARD-LOOKING STATEMENTS

Certain statements included in this report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. While the Company believes that the expectations expressed in such forward-looking statements are reasonable, it can give no assurances that these expectations will prove to have been correct. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause the actual results to differ materially from those contemplated in any forward-looking statements include, among others, the following:

          o Economic conditions including inflation rates and monetary fluctuations;

          o Trade, monetary, fiscal, taxation, and environmental policies of governments, agencies and similar organizations in geographic areas where we have a financial interest;

          o Customer business conditions including demand for their products or services and supply of labor and materials used in creating their products and services;

          o Financial or regulatory accounting principles or policies imposed by the Financial Accounting Standards Board, the Securities and Exchange Commission, the Federal Energy Regulatory Commission and similar entities with regulatory oversight;

          o Availability or cost of capital such as changes in: interest rates; market perceptions of the power generation industry, the Company or any of its subsidiaries; or security ratings;

          o Factors affecting power generation operations such as unusual weather conditions; catastrophic weather-related damage; unscheduled generation outages, maintenance or repairs; unanticipated changes to fossil fuel, or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments; environmental incidents; or electric transmission or gas pipeline system constraints;

          o Employee workforce factors including loss or retirement of key executives, collective bargaining agreements with union employees, or work stoppages;

          o Increased competition in the power generation industry and the Company's failure to identify and close new acquisitions;

          o Cost and other effects of legal and administrative proceedings, settlements, investigations and claims;

          o Technological developments that result in competitive disadvantages and create the potential for impairment of existing assets;

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          o    Factors associated with various investments including conditions of final legal closing, foreign government actions, foreign economic and currency risks, political instability in foreign countries, partnership actions, competition, operating risks, dependence on certain suppliers and customers, domestic and foreign environmental and energy regulations;

          o Limitations on our ability to control the development or operation of projects in which the Company has less than 100% interest;

          o Other business or investment considerations that may be disclosed from time to time in the Company's Securities and Exchange Commission filings or in other publicly disseminated written documents, including the Company's Registration Statement No. 333-35096, as amended.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause the Company's actual results to differ materially from those contemplated in any forward-looking statements included in this report should not be construed as exhaustive.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NRG Energy, Inc.
                                         (Registrant)

                                         By /s/ Leonard A. Bluhm
                                            --------------------------------
                                            Leonard A. Bluhm
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

Dated:  November 22, 2000